Supplement, dated September 18, 1997, to the prospectuses, dated May 1, 1997, of
                          Seligman Capital Fund, Inc.,
                       Seligman Cash Management Fund, Inc.
                        Seligman Common Stock Fund, Inc.,
                Seligman Communications and Information Fund, Inc.,
                           Seligman Growth Fund, Inc.,
                                       and
                  Seligman Income Fund, Inc. (each a "Fund")



      The following supplements the information set forth in each Fund's prospectus under "Purchase of Shares."

      There is no minimum investment required for investors who purchase shares of the Fund through wrap fee programs.




 EQ5S-9/97